UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________________
FORM 8-K
  _________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 17, 2025
  _________________________________________
AVIDITY BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
 _________________________________________

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10578 Science Center Drive, Suite 125
San Diego, California 92121 92121
(Address of principal executive offices) (Zip Code)
(858) 401-7900
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
On March 17, 2025, Avidity Biosciences, Inc. ("Avidity" or the "Company") will host an investor and analyst event (the "Event") to discuss the topline data from the Phase 1/2 EXPLORE44® trial of delpacibart zotadirsen (abbreviated as "del-zota") in people living with Duchenne muscular dystrophy amenable to exon 44 skipping (“DMD44"). The Event will begin at 8:00 a.m. Eastern Time and will be available via a live video webcast accessible under the “Events and Presentations” page in the “Investors” section of Avidity’s corporate website, at https://www.aviditybiosciences.com. During the Event, the Company will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto and on Avidity’s corporate website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
On March 17, 2025, the Company announced topline del-zota data from the Phase 1/2 EXPLORE44® trial which demonstrated consistent delivery of phosphorodiamidate morpholino oligomers ("PMOs") to skeletal muscle, an increase in exon 44 skipping, an increase of dystrophin production and a reduction in creatine kinase levels in 23 participants, who each received either 5 mg/kg of del-zota or placebo every six weeks, or 10 mg/kg of del-zota or placebo every eight weeks in the Phase 1/2 EXPLORE44 trial. The data also showed favorable safety and tolerability results in 26 participants in the Phase 1/2 EXPLORE44 trial and 38 participants in the ongoing Phase 2 EXPLORE44-Open-Label Extension trial ("EXPLORE44-OLE").

In the Phase 1/2 EXPLORE44 study, del-zota demonstrated:

•Targeted delivery of PMOs resulting in tissue concentrations of approximately 200nM in skeletal muscle, at both the 5 mg/kg and 10 mg/kg dose levels;
•A 40% increase in exon 44 skipping (37% at 5 mg/kg and 43% at 10 mg/kg);
•An increase of 25% of normal in dystrophin production, at both the 5 mg/kg and 10 mg/kg dose levels;
•A reduction in creatine kinase levels to near normal, with greater than 80% reduction compared to baseline, at both the 5 mg/kg and 10 mg/kg dose levels; and
•Favorable safety and tolerability results, including in the ongoing EXPLORE44-OLE study, at both the 5 mg/kg and 10 mg/kg dose levels.
Del-zota demonstrated favorable safety and tolerability results, with most treatment emergent adverse events mild or moderate. Enrollment in the EXPLORE44-OLE study is complete. The Company plans to present functional data from the EXPLORE44-OLE study in the fourth quarter of 2025.
The Company has selected the dose level of 5 mg/kg every six weeks for ongoing and future clinical study, and to support a Biologics License Application, which it plans to submit by the end of 2025. The Company continues to pursue an accelerated approval path for del-zota in the United States.

Forward-Looking Statements

Avidity cautions readers that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the company's current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the characterization of data, including safety, tolerability and functional data, associated with del-zota from the Phase 1/2 EXPLORE44® and the Phase 2 EXPLORE44-OLE™ study; the impact of such data on the advancement of del-zota; the standards against which the del-zota data are being measured; the dose levels of del-zota to be used in ongoing and future clinical study and to support a BLA submission; the submission of a BLA and the timing thereof; plans to present functional data from the EXPLORE44-OLE study and the timing thereof; and the possibility of accelerated approval for del-zota. This Current Report on Form 8-K also contains estimates and other statistical data made by independent parties and by us. This data involves a number of assumptions and limitations, and the reader is cautioned not to give undue weight to such estimates.

The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of these plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in Avidity's business and those beyond its control, including, without limitation: additional data related to del-zota that continues to become available may be inconsistent with the data produced as of the date hereof, and further analysis of existing data and analysis of new data may lead to conclusions different from those established as of the date cutoff; data delivered to regulators may not support del-zota's advancement in our desired timeline, or at all; unexpected adverse side effects to, or inadequate efficacy of, del-zota that may delay or limit its development, regulatory approval and/or commercialization, or may result in clinical holds which may not be timely lifted, recalls or product liability claims; Avidity is early in its development efforts; Avidity's approach to the discovery and development of product candidates based on its AOC platform is unproven, and the company does not know whether it will be able to develop any products of commercial value; potential delays in clinical trial activity; Avidity's dependence on third parties in connection with clinical testing and product manufacturing; regulatory developments in the United States and foreign countries; and other risks described in Avidity's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (SEC) on February 27, 2025, and in subsequent filings with the SEC. Avidity cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that arise after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: March 17, 2025	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial Officer